Exhibit 26(e)(2):  Fund Allocation of Premium Payments Form No. 139195 12/12/2014

FUND ALLOCATION OF PREMIUM PAYMENTS

☐ ReliaStar Life Insurance Company, Minneapolis, MN	VOYA
Customer Service: PO Box 5011, Minot, ND 58702-5011
☐ ReliaStar Life Insurance Company of New York, Woodbury, NY	FINANCIALTM
Customer Service: PO Box 5033, Minot, ND 58702-5033
Website: www.voyaservicecenter.com

Product	Policy Number

A. PREMIUM ALLOCATION
Initial or Future Premium Allocations: Current investment allocations will remain the same. See Section E for Investment Transfer Request.

American Funds Insurance Series®	_________% VY® Invesco Growth and Income - Class S (GRD)
_________% American Growth - Class 2 (AFR)	_________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
_________% American Growth-Income - Class 2 (AFG)	_________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
_________% American International - Class 2 (AFI)	_________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
BlackRock Variable Series Funds, Inc.	_________% VY® T. Rowe Price Equity Income - Class I (TEI)
_________% BlackRock Global Allocation V.I. - Class III (BGA)	_________% VY® T. Rowe Price International Stock - Class I (MIO)
Fidelity® Variable Insurance Products	Voya Partners, Inc.
_________% Fidelity® VIP Contrafund® - Initial Class (FCF)	_________% Voya Global Bond - Class S (OSI)
_________% Fidelity® VIP Equity-Income - Initial Class (FEI)	_________% VY® Baron Growth - Class I (BSC)
Fixed Account	_________% VY® Columbia Small Cap Value II - Class I (CSI)
_________% Select Fixed Account (SFA) [1]	_________% VY® Invesco Comstock - Class I (VKC)
Neuberger Berman Advisers Management Trust	_________% VY® Invesco Equity and Income - Class I (UTA)
_________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)	_________% VY® Oppenheimer Global - Class I (GGP)
Voya Balanced Portfolio, Inc.	_________% VY® Pioneer High Yield - Class I (PHP)
_________% Voya Balanced - Class I (VBI)	_________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
Voya Intermediate Bond Portfolio	_________% VY® Templeton Foreign Equity - Class I (TPI)
_________% Voya Intermediate Bond - Class I (VPB)	Voya Variable Funds
Voya Investors Trust	_________% Voya Growth and Income - Class I (GIP)
_________% Voya Global Perspectives - Class I (GBP)	Voya Variable Portfolios, Inc.
_________% Voya Global Resources - Class I (IHA)	_________% Voya Index Plus LargeCap - Class I (IPL)
_________% Voya Large Cap Growth - Class I (EOP)	_________% Voya Index Plus MidCap - Class I (IPM)
_________% Voya Large Cap Value - Class I (PEP)	_________% Voya Index Plus SmallCap - Class I (IPS)
_________% Voya Limited Maturity Bond - Class S (ILM)	_________% Voya International Index - Class S (III)
_________% Voya Liquid Assets - Class I (ILP)	_________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
_________% Voya Multi-Manager Large Cap Core - Class I (PFS)	_________% Voya Russell™ Large Cap Index - Class I (IRI)
_________% Voya Retirement Growth - Class I (RGI)	_________% Voya Russell™ Large Cap Value Index - Class I (IRV)
_________% Voya Retirement Moderate - Class I (RMP)	_________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
_________% Voya Retirement Moderate Growth - Class I (RMG)	_________% Voya Russell™ Small Cap Index - Class I (IRS)
_________% Voya U.S. Stock Index - Class I (ISP)	_________% Voya Small Company - Class I (ISS)
_________% VY® Clarion Global Real Estate - Class S (IGT)	_________% Voya U.S. Bond Index - Class I (ILB)
_________% VY® DFA World Equity - Class I (IFO)	Voya Variable Products Trust
_________% VY® FMRSM Diversified Mid Cap - Class I (FDI)	_________% Voya SmallCap Opportunities - Class I (NIG)
_________% VY® Franklin Templeton Founding Strategy - Class I (IFT)

B. MONTHLY DEDUCTION SUB-ACCOUNT (Voya Protector Elite, Voya Investor Elite, and Voya Investor Elite NY only.)
We may allow the Monthly Deduction, including the Monthly Mortality and Expense Risk Charge, to be deducted from the Sub-Account you specify. If the value of the specified Sub-Account is less than the Monthly Deduction allocated to that account, the excess of the Monthly Deduction will be deducted on a proportionate basis from the non-loaned Fixed Accumulation Value and the Variable Accumulation Value.

Monthly Deduction Sub-Account
Page 1 of 6 (Note: Signature required on last page.)	Order #139195 12/12/2014

Product		Policy Number
C. AUTOMATIC REBALANCING OPTION (Automatically rebalances the Accumulation Value periodically to maintain a specified percentage allocation among the selected Sub-Accounts.)
The policyowner must have at least $10,000 invested in the source fund in order to initiate Automatic Rebalancing
Select The Transfer Frequency (check one)
Please transfer funds: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually
Select The Transfer Start and End Dates (month/day/year). (If no date is selected, changes will be effective on the date the request is received.)
Please start the transfers on the following date: /	/	(Only days 1 through 28 are allowed.)
(Start date should be at least 14 days after the date you submit this form to us to allow adequate processing time.)
Please end the transfers on the following date: /	/
(Transfers will terminate at the earliest of the date specified, the date we receive your written request, or the date the service is terminated by us.)
Note: The following funds are the only funds available with the Dynamic Variable Universal Life and Dynamic Variable Universal Life II products: Voya Liquid
Assets Portfolio - Class I, Voya Balanced Portfolio - Class I, Voya Intermediate Bond Portfolio - Class I and Voya Growth and Income Portfolio - Class I. We will only allow transfers between these funds.
Please make automatic periodic transfers to maintain the percentage allocation of Accumulation Value, less any Loan Amount, as specified below. Also, please change the allocation of future Net Premiums to this same allocation.
American Funds Insurance Series®		_________% VY® Invesco Growth and Income - Class S (GRD)
_________% American Growth - Class 2 (AFR)		_________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
_________% American Growth-Income - Class 2 (AFG)		_________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
_________% American International - Class 2 (AFI)		_________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
BlackRock Variable Series Funds, Inc.		_________% VY® T. Rowe Price Equity Income - Class I (TEI)
_________% BlackRock Global Allocation V.I. - Class III (BGA)		_________% VY® T. Rowe Price International Stock - Class I (MIO)
Fidelity® Variable Insurance Products		Voya Partners, Inc.
_________% Fidelity® VIP Contrafund® - Initial Class (FCF)		_________% Voya Global Bond - Class S (OSI)
_________% Fidelity® VIP Equity-Income - Initial Class (FEI)		_________% VY® Baron Growth - Class I (BSC)
Fixed Account		_________% VY® Columbia Small Cap Value II - Class I (CSI)
_________% Select Fixed Account (SFA) [1]		_________% VY® Invesco Comstock - Class I (VKC)
Neuberger Berman Advisers Management Trust		_________% VY® Invesco Equity and Income - Class I (UTA)
_________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)		_________% VY® Oppenheimer Global - Class I (GGP)
Voya Balanced Portfolio, Inc.		_________% VY® Pioneer High Yield - Class I (PHP)
_________% Voya Balanced - Class I (VBI)		_________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
Voya Intermediate Bond Portfolio		_________% VY® Templeton Foreign Equity - Class I (TPI)
_________% Voya Intermediate Bond - Class I (VPB)		Voya Variable Funds
Voya Investors Trust		_________% Voya Growth and Income - Class I (GIP)
_________% Voya Global Perspectives - Class I (GBP)		Voya Variable Portfolios, Inc.
_________% Voya Global Resources - Class I (IHA)		_________% Voya Index Plus LargeCap - Class I (IPL)
_________% Voya Large Cap Growth - Class I (EOP)		_________% Voya Index Plus MidCap - Class I (IPM)
_________% Voya Large Cap Value - Class I (PEP)		_________% Voya Index Plus SmallCap - Class I (IPS)
_________% Voya Limited Maturity Bond - Class S (ILM)		_________% Voya International Index - Class S (III)
_________% Voya Liquid Assets - Class I (ILP)		_________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
_________% Voya Multi-Manager Large Cap Core - Class I (PFS)		_________% Voya Russell™ Large Cap Index - Class I (IRI)
_________% Voya Retirement Growth - Class I (RGI)		_________% Voya Russell™ Large Cap Value Index - Class I (IRV)
_________% Voya Retirement Moderate - Class I (RMP)		_________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
_________% Voya Retirement Moderate Growth - Class I (RMG)		_________% Voya Russell™ Small Cap Index - Class I (IRS)
_________% Voya U.S. Stock Index - Class I (ISP)		_________% Voya Small Company - Class I (ISS)
_________% VY® Clarion Global Real Estate - Class S (IGT)		_________% Voya U.S. Bond Index - Class I (ILB)
_________% VY® DFA World Equity - Class I (IFO)		Voya Variable Products Trust
_________% VY® FMRSM Diversified Mid Cap - Class I (FDI)		_________% Voya SmallCap Opportunities - Class I (NIG)
_________% VY® Franklin Templeton Founding Strategy - Class I (IFT)

Terminate an Existing Automatic Portfolio Rebalancing Service
Please terminate my Portfolio Rebalancing Service immediately. (initial here)
Page 2 of 6 (Note: Signature required on last page.)		Order #139195 12/12/2014

Product	Policy Number
D. DOLLAR COST AVERAGING OPTION (Systematic method of investing, where securities are purchased at regular intervals so the cost of the securities is averaged over time.)
The policyowner must have at least $5,000 invested in the source fund in order to initiate Dollar Cost Averaging.
Please transfer $__________________ or __________________% from
Select The Transfer Frequency (Check one.)
Please transfer funds: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually
Select The Transfer Start and End Dates (month/day/year). (If no date is selected, changes will be effective on the date the request is received.)
Please start the transfers on the following date:	/	/	(only days 1-28 are allowed)
(Start date should be at least 14 days after the date you submit this form to us to allow adequate processing time.)
Please end the transfers on the following date:	/	/	(maximum 36 months after start date)
(Transfers will terminate at the earliest of the date specified, the date we receive your written request, or the date the service is terminated by us.)
Note: The following funds are the only funds available with the Dynamic Variable Life product: Voya Liquid Assets Portfolio - Class I, Voya Balanced Portfolio
- Class I, Voya Intermediate Bond Portfolio - Class I and Voya Growth and Income Portfolio - Class I. We will only allow transfers between these funds.
American Funds Insurance Series®
$______________________ or ______________________% American Growth - Class 2 (AFR)
$______________________ or ______________________% American Growth-Income - Class 2 (AFG)
$______________________ or ______________________% American International - Class 2 (AFI)
BlackRock Variable Series Funds, Inc.
$______________________ or ______________________% BlackRock Global Allocation V.I. - Class III (BGA)
Fidelity® Variable Insurance Products
$______________________ or ______________________% Fidelity® VIP Contrafund® - Initial Class (FCF)
$______________________ or ______________________% Fidelity® VIP Equity-Income - Initial Class (FEI)
Fixed Account
$______________________ or ______________________% Select Fixed Account (SFA) [1]
Neuberger Berman Advisers Management Trust
$______________________ or ______________________% Neuberger Berman AMT Socially Responsive® - Class I (NSR)
Voya Balanced Portfolio, Inc.
$______________________ or ______________________% Voya Balanced - Class I (VBI)
Voya Intermediate Bond Portfolio
$______________________ or ______________________% Voya Intermediate Bond - Class I (VPB)
Voya Investors Trust
$______________________ or ______________________% Voya Global Perspectives - Class I (GBP)
$______________________ or ______________________% Voya Global Resources - Class I (IHA)
$______________________ or ______________________% Voya Large Cap Growth - Class I (EOP)
$______________________ or ______________________% Voya Large Cap Value - Class I (PEP)
$______________________ or ______________________% Voya Limited Maturity Bond - Class S (ILM)
$______________________ or ______________________% Voya Liquid Assets - Class I (ILP)
$______________________ or ______________________% Voya Multi-Manager Large Cap Core - Class I (PFS)
$______________________ or ______________________% Voya Retirement Growth - Class I (RGI)
$______________________ or ______________________% Voya Retirement Moderate - Class I (RMP)
$______________________ or ______________________% Voya Retirement Moderate Growth - Class I (RMG)
$______________________ or ______________________% Voya U.S. Stock Index - Class I (ISP)
(DOLLAR COST AVERAGING OPTION - Continued on next page)
Page 3 of 6 (Note: Signature required on last page.)	Order #139195 12/12/2014

Product	Policy Number
D. DOLLAR COST AVERAGING OPTION (Continued)
$______________________ or ______________________% VY® Clarion Global Real Estate - Class S (IGT)
$______________________ or ______________________% VY® DFA World Equity - Class I (IFO)
$______________________ or ______________________% VY® FMRSM Diversified Mid Cap - Class I (FDI)
$______________________ or ______________________% VY® Franklin Templeton Founding Strategy - Class I (IFT)
$______________________ or ______________________% VY® Invesco Growth and Income - Class S (GRD)
$______________________ or ______________________% VY® JPMorgan Emerging Markets Equity - Class I (JEI)
$______________________ or ______________________% VY® JPMorgan Small Cap Core Equity - Class I (IJS)
$______________________ or ______________________% VY® T. Rowe Price Capital Appreciation - Class I (GFM)
$______________________ or ______________________% VY® T. Rowe Price Equity Income - Class I (TEI)
$______________________ or ______________________% VY® T. Rowe Price International Stock - Class I (MIO)
Voya Partners, Inc.
$______________________ or ______________________% Voya Global Bond - Class S (OSI)
$______________________ or ______________________% VY® Baron Growth - Class I (BSC)
$______________________ or ______________________% VY® Columbia Small Cap Value II - Class I (CSI)
$______________________ or ______________________% VY® Invesco Comstock - Class I (VKC)
$______________________ or ______________________% VY® Invesco Equity and Income - Class I (UTA)
$______________________ or ______________________% VY® Oppenheimer Global - Class I (GGP)
$______________________ or ______________________% VY® Pioneer High Yield - Class I (PHP)
$______________________ or ______________________% VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)
$______________________ or ______________________% VY® Templeton Foreign Equity - Class I (TPI)
Voya Variable Funds
$______________________ or ______________________% Voya Growth and Income - Class I (GIP)
Voya Variable Portfolios, Inc.
$______________________ or ______________________% Voya Index Plus LargeCap - Class I (IPL)
$______________________ or ______________________% Voya Index Plus MidCap - Class I (IPM)
$______________________ or ______________________% Voya Index Plus SmallCap - Class I (IPS)
$______________________ or ______________________% Voya International Index - Class S (III)
$______________________ or ______________________% Voya Russell™ Large Cap Growth Index - Class I (IRC)
$______________________ or ______________________% Voya Russell™ Large Cap Index - Class I (IRI)
$______________________ or ______________________% Voya Russell™ Large Cap Value Index - Class I (IRV)
$______________________ or ______________________% Voya Russell™ Mid Cap Growth Index - Class I (IRM)
$______________________ or ______________________% Voya Russell™ Small Cap Index - Class I (IRS)
$______________________ or ______________________% Voya Small Company - Class I (ISS)
$______________________ or ______________________% Voya U.S. Bond Index - Class I (ILB)
Voya Variable Products Trust
$______________________ or ______________________% Voya SmallCap Opportunities - Class I (NIG)

Terminate an Existing Dollar Cost Averaging Service
Please terminate my Dollar Cost Averaging Service immediately. (Initial here.)
	Page 4 of 6 (Note: Signature required on last page.)	Order #139195 12/12/2014

Product	Policy Number
E. INVESTMENT TRANSFER REQUEST
☐Current Investment Only ☐Current and Future Investments (If no box is checked, it is assumed Current Investment Only.)
Allocations must be in whole percentages and total 100%. Funds that have been closed to new assets are indicated with "N/A" in the Transfer To column. For all premium allocation rules, please refer to the prospectuses.
Note: The following funds are the only funds available with the Dynamic Variable Life product: Voya Liquid Assets Portfolio - Class I, Voya Balanced Portfolio
- Class I, Voya Intermediate Bond Portfolio - Class I and Voya Growth and Income Portfolio - Class I. We will only allow transfers between these funds.

Transfer From	Investment Option	Transfer To

American Funds Insurance Series®
	$______________________ or ____________%American Growth - Class 2 (AFR)	$______________________ or ____________%
	$______________________ or ____________%American Growth-Income - Class 2 (AFG)	$______________________ or ____________%
	$______________________ or ____________%American International - Class 2 (AFI)	$______________________ or ____________%
BlackRock Variable Series Funds, Inc.
	$______________________ or ____________%BlackRock Global Allocation V.I. - Class III (BGA)	$______________________ or ____________%
Fidelity® Variable Insurance Products
	$______________________ or ____________%Fidelity® VIP Contrafund® - Initial Class (FCF)	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Equity-Income - Initial Class (FEI)	$______________________ or ____________%
	$______________________ or ____________%Fidelity® VIP Index 500 - Initial Class (FIN) [2]	N/A
	$______________________ or ____________%Fidelity® VIP Investment Grade Bond - Initial Class (FIG)	N/A
Fixed Account
	$______________________ or ____________%Select Fixed Account (SFA) [1]	$______________________ or ____________%
Neuberger Berman Advisers Management Trust
	$______________________ or ____________%Neuberger Berman AMT Socially Responsive® - Class I (NSR)	$______________________ or ____________%
Voya Balanced Portfolio, Inc.
	$______________________ or ____________%Voya Balanced - Class I (VBI)	$______________________ or ____________%
Voya Intermediate Bond Portfolio
	$______________________ or ____________%Voya Intermediate Bond - Class I (VPB)	$______________________ or ____________%
Voya Investors Trust
	$______________________ or ____________%Voya Global Perspectives - Class I (GBP)	$______________________ or ____________%
	$______________________ or ____________%Voya Global Resources - Class I (IHA)	$______________________ or ____________%
	$______________________ or ____________%Voya Large Cap Growth - Class I (EOP)	$______________________ or ____________%
	$______________________ or ____________%Voya Large Cap Value - Class I (PEP)	$______________________ or ____________%
	$______________________ or ____________%Voya Limited Maturity Bond - Class S (ILM)	$______________________ or ____________%
	$______________________ or ____________%Voya Liquid Assets - Class I (ILP)	$______________________ or ____________%
	$______________________ or ____________%Voya Multi-Manager Large Cap Core - Class I (PFS)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Growth - Class I (RGI)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Moderate - Class I (RMP)	$______________________ or ____________%
	$______________________ or ____________%Voya Retirement Moderate Growth - Class I (RMG)	$______________________ or ____________%
	$______________________ or ____________%Voya U.S. Stock Index - Class I (ISP)	$______________________ or ____________%
	$______________________ or ____________%VY® Clarion Global Real Estate - Class S (IGT)	$______________________ or ____________%
	$______________________ or ____________%VY® Clarion Real Estate - Class I (IVK) [3]	N/A
	$______________________ or ____________%VY® DFA World Equity - Class I (IFO)	$______________________ or ____________%
	$______________________ or ____________%VY® FMRSM Diversified Mid Cap - Class I (FDI)	$______________________ or ____________%
	$______________________ or ____________%VY® Franklin Templeton Founding Strategy - Class I (IFT)	$______________________ or ____________%
	$______________________ or ____________%VY® Invesco Growth and Income - Class S (GRD)	$______________________ or ____________%
	$______________________ or ____________%VY® JPMorgan Emerging Markets Equity - Class I (JEI)	$______________________ or ____________%
	$______________________ or ____________%VY® JPMorgan Small Cap Core Equity - Class I (IJS)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price Capital Appreciation - Class I (GFM)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price Equity Income - Class I (TEI)	$______________________ or ____________%
	$______________________ or ____________%VY® T. Rowe Price International Stock - Class I (MIO)	$______________________ or ____________%

(INVESTMENT TRANSFER REQUEST - Continued on next page)
	Page 5 of 6 (Note: Signature required on last page.)	Order #139195 12/12/2014

E. INVESTMENT TRANSFER REQUEST (Continued)
Transfer From	Investment Option			Transfer To
Voya Partners, Inc.
$______________________ or ____________%Voya Aggregate Bond - Initial Class (IPT)				N/A
$______________________ or ____________%Voya Global Bond - Class S (OSI)				$______________________ or ____________%
$______________________ or ____________%VY® American Century Small-Mid Cap Value - Class I (SCV)				N/A
$______________________ or ____________%VY® Baron Growth - Class I (BSC)				$______________________ or ____________%
$______________________ or ____________%VY® Columbia Small Cap Value II - Class I (CSI)				$______________________ or ____________%
$______________________ or ____________%VY® Invesco Comstock - Class I (VKC)				$______________________ or ____________%
$______________________ or ____________%VY® Invesco Equity and Income - Class I (UTA)				$______________________ or ____________%
$______________________ or ____________%VY® JPMorgan Mid Cap Value - Class I (MCV)				N/A
$______________________ or ____________%VY® Oppenheimer Global - Class I (GGP)				$______________________ or ____________%
$______________________ or ____________%VY® Pioneer High Yield - Class I (PHP)				$______________________ or ____________%
$______________________ or ____________%VY® T. Rowe Price Diversified Mid Cap Growth - Class I (DMI)				$______________________ or ____________%
$______________________ or ____________%VY® Templeton Foreign Equity - Class I (TPI)				$______________________ or ____________%
Voya Strategic Allocation Portfolio
$______________________ or ____________%Voya Strategic Allocation Conservative - Class I (SAI)				N/A
$______________________ or ____________%Voya Strategic Allocation Growth - Class I (SAG)				N/A
$______________________ or ____________%Voya Strategic Allocation Moderate - Class I (SAB)				N/A
Voya Variable Funds
$______________________ or ____________%Voya Growth and Income - Class I (GIP)				$______________________ or ____________%
Voya Variable Portfolios, Inc.
$______________________ or ____________%Voya Index Plus LargeCap - Class I (IPL)				$______________________ or ____________%
$______________________ or ____________%Voya Index Plus MidCap - Class I (IPM)				$______________________ or ____________%
$______________________ or ____________%Voya Index Plus SmallCap - Class I (IPS)				$______________________ or ____________%
$______________________ or ____________%Voya International Index - Class S (III)				$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Growth Index - Class I (IRC)				$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Index - Class I (IRI)				$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Large Cap Value Index - Class I (IRV)				$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Mid Cap Growth Index - Class I (IRM)				$______________________ or ____________%
$______________________ or ____________%Voya Russell™ Small Cap Index - Class I (IRS)				$______________________ or ____________%
$______________________ or ____________%Voya Small Company - Class I (ISS)				$______________________ or ____________%
$______________________ or ____________%Voya U.S. Bond Index - Class I (ILB)				$______________________ or ____________%
Voya Variable Products Trust
$______________________ or ____________%Voya International Value - Class I (NIV)				N/A
$______________________ or ____________%Voya MidCap Opportunities - Class I (PMO)				N/A
$______________________ or ____________%Voya SmallCap Opportunities - Class I (NIG)				$______________________ or ____________%
Endnotes
1 If the Select Fixed Account ("SFA") is selected, the frequency must be annual and the transfer scheduled within 30 days before or 30 days after the policy anniversary date. The
SFA is not available in the State of New Jersey.
[2] Only available with Select*Life I and Select*Life NY.
[3] Not available with Select*Life I or Select*Life NY.

F. SIGNATURES
I/We acknowledge that we have read and understand: 1. the terms and conditions listed in the instructions to this form and that we have received and read the Prospectus for this policy. 2. I/we can cancel or change any elections requested in Sections C and D above by sending written notice to Customer Service before the next transfer date. 3. that Dollar Cost Averaging and Automatic Rebalancing will begin on the date specified only if Customer Service has received and accepted this signed form before the date specified.
Owner(s) Name

ÊOwner(s) Signature				Date
Registered Representative Name

ÊRegistered Representative Signature				Date
ÊSpouse Signature (if applicable)				Date
Insured(s) Name
Policy Number		Daytime Phone (	)
		Page 6 of 6		Order #139195 12/12/2014